Exhibit 99.2 (i)

[CHASE LOGO]
Chase Home Finance LLC
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                             CHASE HOME FINANCE LLC
                    MORTGAGE PASS THROUGH CERTIFICATE 2004-S1

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 2004 among Chase Mortgage Finance Corporation, Depositor, Chase Home Finance LLC's (formally known as Chase Manhattan Mortgage Corporation), Servicer and Citibank, N.A., Trustee, Chase Home Finance LLC hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,

/s/ Terry Gentry
----------------------
Terry Gentry
Senior Vice President

Certified March 30, 2005

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                                                               Exhibit 99.2 (ii)

[CHASE LOGO]
Chase Home Finance LLC
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone


                              OFFICERS' CERTIFICATE
                             CHASE HOME FINANCE LLC
                    MORTGAGE PASS THROUGH CERTIFICATE 2004-S2

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 2004 among Chase Mortgage Finance Corporation, Depositor, Chase Home Finance LLC's (formally known as Chase Manhattan Mortgage Corporation), Servicer and Citibank, N.A., Trustee, Chase Home Finance LLC hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,


/s/ Terry Gentry
----------------------
Terry Gentry
Senior Vice President

Certified March 30, 2005